STABLE VALUE FUND	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Master Trust [Line Items]
STABLE VALUE FUND	STABLE VALUE FUND
The Master Trust has a fully benefit-responsive guaranteed investment contract (stable value fund) with Invesco Trust Company (Invesco), in which participants in the Plan own an interest. The stable value fund holds a portfolio of synthetic guaranteed investment contracts, and the Plan owns the underlying assets of the synthetic guaranteed investment contracts. The stable value fund is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. The synthetic guaranteed investment contracts within the stable value fund with Invesco are contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Master Trust, and in turn, the Plan. The crediting rate is based on a formula established by the contract issuer but may not be less than 0%. Cash flow volatility (for example, timing of benefit payments) as well as asset underperformance can be passed through to the Plan through adjustments to future contract crediting rates. Formulas are provided in each contract that adjust renewal crediting rates to recognize the difference between the fair value and the book value of the underlying assets. Such interest rates are reviewed on a quarterly basis for resetting. The synthetic guaranteed investment contracts do not permit the insurance companies to terminate the agreement prior to the scheduled maturity date.

This contract meets the fully benefit-responsive investment contract criteria and therefore is reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because that is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value, as reported to the Plan by Invesco, represents contributions made under the contract, plus earnings, less participant withdrawals, and administrative expenses. Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at contract value.

The Plan's ability to receive amounts due is dependent on the issuer's ability to meet its financial obligations. The issuer's ability to meet its contractual obligations may be affected by future economic and regulatory developments.

Certain events might limit the ability of the Master Trust and the Plan to transact at contract value with the issuer. Such events include (1) amendments to the Master Trust or Plan documents (including complete or partial Plan termination or merger with another plan that does not participate in the Master Trust arrangement), (2) changes to the Master Trust’s prohibition on competing investment options or deletion of equity wash provisions, (3) bankruptcy of the Plan sponsor or other Plan sponsor events (for example, divestitures or spin-offs of a subsidiary) that cause a significant withdrawal from the Master Trust or the Plan, (4) the failure of the trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA, or (5) premature termination of the contract. No events are probable of occurring that might limit the ability of the Plan to transact at contract value with the contract issuers and that also would limit the ability of the plan to transact at contract value with the participants.

In addition, certain events allow the issuer to terminate the contract with the Master Trust and Plan and settle at an amount different from contract value. Such events include (1) an uncured violation of the Plan's investment guidelines, (2) a breach of material obligation under the contract, (3) a material misrepresentation, and (4) a material amendment to the agreement without the consent of the issuer.